UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	333-192954	58-1211925
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The information related to the Interim Assessment Agreement, as discussed in Item 8.01, is incorporated by reference into this Item 1.01.

Item 8.01              Other Events.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition — Capital Requirements and Liquidity and Sources of Capital — Vogtle Units No. 3 and No. 4” and Notes K and L to Notes to Unaudited Consolidated Financial Statements in our quarterly report on Form 10-Q for the quarter ended March 31, 2017 for additional information regarding (i) our 30% interest in the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, including the Engineering, Procurement and Construction Agreement among Georgia Power Company, acting for itself and as agent for, us, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners), and a consortium consisting of Westinghouse Electric Company LLC and WECTEC Global Project Services Inc. (WECTEC, and together with Westinghouse, the Contractor), under which the Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the EPC Agreement), (ii) the filing, by each of Westinghouse and WECTEC, for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code; (iii) Georgia Power’s entry, on behalf of itself and as agent for the other Co-owners, into an Interim Assessment Agreement (the Interim Assessment Agreement), with the Contractor and WECTEC Staffing Services LLC (WECTEC Staffing) and the extension of the term of the Interim Assessment Agreement through May 12, 2017; (iv) the guarantee by Toshiba Corporation of certain obligations of the Contractor under the EPC Agreement (the Toshiba Guarantee); and (v) Toshiba’s financial situation, including its announcement that further substantial charges may be required in the quarter ended March 31, 2017 in connection with the bankruptcy filing of Westinghouse and WECTEC and that material events and conditions raise substantial doubt about Toshiba’s ability to continue as a going concern.

On May 12, 2017, Georgia Power, for itself and as agent for the other Co-owners, the Contractor, and WECTEC Staffing entered into a second amendment (the Second Amendment) to the Interim Assessment Agreement to extend the term of the Interim Assessment Agreement through the earlier of (i) June 3, 2017 and (ii) termination of the Interim Assessment Agreement by any party upon five business days’ notice.  In addition, the Second Amendment provides for certain procedures related to payment by Georgia Power, on behalf of the Co-owners, of administrative expenses accrued by the Contractor during the term of the Interim Assessment Agreement for services and goods for Vogtle Units No. 3 and No. 4 pursuant to existing and new purchase orders, vendor contracts and subcontracts.

In addition, Georgia Power, for itself and as agent for the other Co-owners, and the Contractor have agreed in principle on the terms of a services agreement (the Services Agreement Term Sheet) for the Contractor to provide design, engineering, and procurement services to Southern Nuclear Operating Company, Inc., in the event the Contractor rejects the EPC Agreement in its bankruptcy proceeding and Southern Nuclear assumes control over management of construction of Vogtle Units No. 3 and No. 4. The provisions of the Services Agreement Term Sheet remain subject to the execution of definitive documentation and other conditions. There can be no guarantee that a definitive agreement implementing the Services Agreement Term Sheet will ultimately be completed.

Georgia Power and the other Co-owners are continuing to conduct a comprehensive schedule and cost-to-complete assessment, as well as a cancellation cost assessment, to determine the impact of the Contractor’s bankruptcy filing on the construction cost and schedule of Vogtle Units No. 3 and No. 4. We intend to work with Georgia Power and the other Co-owners to determine future actions related to Vogtle Units No. 3 and No. 4. Georgia Power has stated that it is working with the Georgia Public Service Commission in regards to this same determination.

In addition, the Co-owners, with Georgia Power acting as agent, are continuing negotiations with Toshiba regarding the Toshiba Guarantee. However, due to Toshiba’s financial situation, substantial risk regarding the Co-owners’ ability to fully collect under the Toshiba Guarantee remains.

The ultimate outcome of these matters cannot be determined at this time.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

10.1                                                Amendment No. 2 to Interim Assessment Agreement dated as of March 29, 2017, by and among Georgia Power Company, for itself and as agent for Oglethorpe Power Corporation, Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, and Westinghouse Electric Company LLC, WECTEC Staffing Services LLC and WECTEC Global Project Services, Inc. (Incorporated by reference to Exhibit 10.1 of Georgia Power Company’s Form 8-K dated May 12, 2017, filed with the SEC on May 15, 2017).

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties.  Forward-looking information includes, among other things, statements concerning future actions related to Vogtle Units No. 3 and No. 4, negotiations regarding the Toshiba Guarantee and the entry into definitive documentation implementing the Services Agreement Term Sheet. We caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside of our control; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in our Form 10-Q for the quarterly period ended March 31, 2017 under the heading “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS,” and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: the results of the Contractor’s bankruptcy filing, including the effect on the EPC Agreement and the U.S. Department of Energy loan guarantees; any inability or other failure by Toshiba to perform its obligations pursuant to its guarantee of certain obligations of the Contractor under the EPC Agreement; the ability to control costs and avoid cost overruns during the development and construction of Vogtle Units No. 3 and No. 4; and legal proceedings and regulatory approvals and actions related to Vogtle Units No. 3 and No. 4, including Georgia Public Service Commission approvals and Nuclear Regulatory Commission actions. We expressly disclaim any obligation to update any forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: May 15, 2017	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer